Exhibit 10.11

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT MARKED WITH [***] HAS BEEN

OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO

RULE 24B-2 OF THE SECURITIES EXCHANGE ACT, AS AMENDED.

SUBLICENSE AGREEMENT

THIS SUBLICENSE AGREEMENT (this “Agreement”), dated as of December 21, 2007 (the “Effective Date”), is made by and among CELL THERAPEUTICS, INC., a Washington corporation (“CTI”), BIOGEN IDEC INC., a Delaware corporation (“BIIB”), SMITHKLINE BEECHAM CORPORATION doing business as GLAXOSMITHKLINE, a Pennsylvania corporation (“SB”), and GLAXO GROUP LIMITED, an English corporation (“GGL”) (SB and GGL are referred to together herein as “GSK”).

WHEREAS, BIIB, SB and GGL are party to that certain Settlement and License Agreement, dated as of November 14, 2002, a complete copy of which is attached hereto as Exhibit A (the “License Agreement”), pursuant to which GSK grants, and BIIB accepts, certain licenses to the Licensed Patents (as defined in the License Agreement);

WHEREAS, pursuant to that certain Asset Purchase Agreement, dated as of August 15, 2007, by and between CTI and BIIB (the “Asset Purchase Agreement”), CTI has purchased certain assets (the “Acquisition”) from BIIB relating to the pharmaceutical product currently marketed and sold as ZEVALIN® (Ibritumomab Tiuxetan), consisting of Indium-111 lbritumomab Tiuxetan and Yttrium-90 lbritumomab Tiuxetan (the “Product”);

WHEREAS, in connection with the Acquisition, BIIB desires to grant, and CTI desires to accept, certain sublicenses to the Licensed Patents, all upon the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, GSK desires to consent to such sublicenses to the Licensed Patents, upon the terms and subject to the conditions set forth in this Agreement, and to agree to certain arrangements in connection therewith.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, CTI, BIIB and GSK agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used in this Agreement, the following terms shall have the meanings ascribed to them below:

“Acquisition” has the meaning set forth in the recitals.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly Controls, is Controlled by or is under common Control with such first Person. A Person will be deemed to “Control” another Person if such first Person has the power to direct or cause the direction of the management and policies of such other Person, whether through ownership of securities, by contract or otherwise.

“Agreement” has the meaning set forth in the introductory paragraph.

“Asset Purchase Agreement” has the meaning set forth in the recitals.

“BIIB” has the meaning set forth in the introductory paragraph.

“CTI” has the meaning set forth in the introductory paragraph.

“Effective Date” means the meaning set forth in the introductory paragraph.

“End User” has the meaning set forth in the License Agreement.

“Governmental Entity” means any court, administrative agency or commission or other governmental or regulatory authority or instrumentality of applicable jurisdiction, whether domestic or foreign.

“Governmental Rule” means any applicable law, judgment, order, award, decree, statute, ordinance, rule or regulation issued or promulgated by any Governmental Entity.

“GSK” has the meaning set forth in the introductory paragraph.

“License Agreement” has the meaning set forth in the recitals.

“Licensed Patents” has the meaning set forth in the License Agreement.

“Pass-Through Obligations” has the meaning set forth in Section 2.2.

“Person” means any individual, corporation, partnership, Limited Liability Company, joint venture, trust, business association, organization, Governmental Entity or other entity.

“Product” has the meaning set forth in the recitals.

“Term” has the meaning set forth in Section 4.1.

“Transaction Documents” has the meaning set forth in the Asset Purchase Agreement.

“United States” means the United States of America, together with all of its territories and possessions, and the Commonwealth of Puerto Rico.

Section 1.2 Interpretation.

(a) When used in this Agreement, the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation.”

(b) Any terms defined in the singular shall have a comparable meaning when used in the plural, and vice-versa.

(c) All references to any introductory paragraph, recitals, Articles, Sections, Exhibits and Schedules shall be deemed references to the introductory paragraph, recitals, Articles, Sections, Exhibits and Schedules to this Agreement unless otherwise specifically set forth herein.

(d) This Agreement shall be deemed drafted by each of CTI, BIIB and GSK and shall not be specifically construed against any party based on any claim that such party or its counsel drafted this Agreement.

ARTICLE II

SUBLICENSE

Section 2.1 Sublicense. Subject to the terms and conditions of this Agreement and the License Agreement, BIIB hereby grants to CTI, and CTI hereby accepts, an exclusive (even as to BIIB) sublicense under the Licensed Patents, without the right to sublicense, to make, have made, use, import, offer to sell and sell the Product in the United States during the Term, but solely for ultimate use of such Product by End Users in the United States. For the avoidance of doubt, no rights are granted pursuant to this Agreement (and CTI shall have no rights) with respect to the Licensed Patents: (i) for any purpose other than to make, have made, use, import, offer to sell and sell the Product in the United States during the Term for ultimate use of such Product by End Users in the United States; or (ii) for any purpose in any territory outside of the United States even if such purpose results in ultimate use of such Product by End Users in the United States. The foregoing restrictions pertaining to use by End Users (in the preceding sentence) shall not be construed to prevent the sale of the Product to Persons in a distribution chain resulting in eventual use by End Users in the United States.

Section 2.2 “Pass-Through” of Obligations. CTI agrees to abide by all of the terms, conditions and provisions of the License Agreement applicable to BIIB’s sublicensee(s), and expressly agrees and accepts that the terms and conditions of the License Agreement are binding on CTI, it being understood that the sublicense granted pursuant to Section 2.1 is subject thereto.

Section 2.3 Consent and Agreement of GSK. GSK acknowledges and agrees to the arrangements contemplated by this Agreement, including the arrangements under Sections 2.1 and 2.2. GSK further acknowledges and agrees that, even though BIIB will continue to manufacture the Product for CTI after the Effective Date, the manufacture of the Product by BIIB on CTI’s behalf: (i) is within the scope of the sublicense granted pursuant to Section 2.1; and (ii) does not require BIIB to obtain a separate license from GSK.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1 BIIB to CTI. BIIB represents and warrants to CTI, as of the Effective Date, as follows:

(a) BIIB has the power and authority to execute, deliver and perform this Agreement, and this Agreement is a valid and binding obligation of BIIB, enforceable in accordance with its terms; and

(b) BIIB has the right to grant the sublicenses to the Licensed Patents that are the subject of this Agreement.

Section 3.2 CTI to GSK. CTI represents and warrants to GSK, as of the Effective Date, that CTI has the power and authority to execute, deliver and perform this Agreement, and this Agreement is a valid and binding obligation of CTI, enforceable in accordance with its terms.

Section 3.3 BIIB to GSK. BIIB represents and warrants to GSK, as of the Effective Date, that this Agreement does not materially alter BIIB ’s obligations to GSK under the Agreement (except as such obligations are to be performed by CTI, rather than BIIB, hereunder).

Section 3.4 No Implied Warranties. EXCEPT AS EXPRESSLY SET FORTH ABOVE IN SECTION 3.1 AND IN ARTICLE V OF THE ASSET PURCHASE AGREEMENT, BIIB MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, VALIDITY, ENFORCEABILITY OR NON-INFRINGEMENT REGARDING OR WITH RESPECT TO THE LICENSED PATENTS. GSK MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, VALIDITY, ENFORCEABILITY OR NON-INFRINGEMENT REGARDING OR WITH RESPECT TO THE LICENSED PATENTS.

ARTICLE IV

TERM AND TERMINATION

Section 4.1 Term. This Agreement shall commence on the Effective Date and shall continue until the expiration or termination of the License Agreement pursuant to Article 7 of the License Agreement, unless earlier terminated in accordance with Section 4.2 (the “Term”); provided, however, that the Term shall continue beyond any termination of the License Agreement for so long as CTI performs the Pass-Through Obligations, unless earlier terminated in accordance with Section 4.2.

Section 4.2 Termination.

(a) GSK (as a group), BIIB and CTI each shall have the right to terminate this Agreement with immediate effect upon written notice to the other parties upon the occurrence of any of the following:

(i) any other party (except SB or GGL) files a petition in bankruptcy, or enters into an agreement with its creditors, or applies for or consents to the appointment of a receiver or trustee, or makes an assignment for the benefit of creditors, or becomes subject to involuntary proceedings under any bankruptcy or insolvency law; or

(ii) any other party fails to cure its material noncompliance with any of the terms and conditions hereof or any material breach of its representations and warranties hereof within the time period specified in any written notice (which shall be at least sixty (60) days) delivered to such non-compliant or breaching party.

For the avoidance of doubt, GSK has the right to terminate this Agreement with immediate effect upon written notice to both of CTI and BIIB upon CTI failing to cure non-performance of any of the Pass-Through Obligations within the time period specified in any written notice (which shall be at least sixty (60) days) delivered to both of CTI and BIIB.

(b) BIIB shall have the additional right to terminate this Agreement with immediate effect upon written notice to CTI and GSK upon CTI failing to cure any material noncompliance with any of the terms and conditions of any of the Transaction Documents within the time period specified in any written notice (which shall be at least sixty (60) days) delivered to CTI; provided, however, that the foregoing shall not apply to any such non-compliance relating solely to a good faith payment dispute so long as such dispute remains unsettled and any amounts not in dispute have been timely paid.

Section 4.3 Effect of Termination. If this Agreement expires pursuant to Section 4.1 or is terminated pursuant to Section 4.2, any such expiration or termination shall not operate to discharge any liability that had been incurred by any party prior thereto.

Section 4.4 Survival. Sections 3.4 and 4.3, and Articles V and VI, shall survive any expiration or termination of this Agreement.

ARTICLE V

INDEMNIFICATION

As between CTI and BIIB, the provisions of Article XII (Indemnification) of the Asset Purchase Agreement are incorporated herein, mutatis mutandis, by reference and shall be effective as if fully set forth herein. In furtherance of the foregoing, consistent with Section 12.2 of the Asset Purchase Agreement, each of CTI, BIIB and GSK acknowledges and agrees that each of the other parties shall be entitled to seek temporary or permanent injunctive relief or specific performance in order to enforce its rights under this Agreement.

ARTICLE VI

GENERAL PROVISIONS

Section 6.1 Notices. All notices, requests and other communications hereunder shall be in writing and shall be sent, delivered or mailed, addressed as follows:

(a) if to CTI:

Cell Therapeutics, Inc.

501 Elliott Avenue Suite 400

Seattle, WA 98119

Telephone: (206) 284-5774

Facsimile: (206) 284-6114

Attn: James A. Bianco, M.D.

with a required copy to:

Heller Ehrman LLP

333 Bush Street

San Francisco, CA 94104

Telephone: (415) 772-6000

Facsimile: (415) 772-6268

Attn: Karen A. Dempsey

(b) if to BIIB:

Biogen Idee Inc.

14 Cambridge Place

Cambridge, MA 02142

Telephone: (617) 679-2000

Facsimile: (617) 679-2838

Attn: General Counsel

with a required copy to:

Pillsbury Winthrop Shaw Pittman LLP

12255 El Camino Real, Suite 300

San Diego, CA 92130

Telephone: (858) 509-4000

Facsimile: (858) 509-4010

Attn: Mike Hird

(c) if to GSK:

SmithKline Beecham

d/b/a GlaxoSmithKline

One Franklin Plaza

Philadelphia, PA 19103

Facsimile: (215) 751-3935

Attn: Corporate Secretary

and also to:

Glaxo Group Limited

980 Great West Road

Brentford, Middlesex

TW8 9GS United Kingdom

Attn: Company Secretary

with a required copy to:

GlaxoSmithKline

R&D Legal Operations and Biologicals

2301 Renaissance Blvd.

King of Prussia, PA 19446

Facsimile: (610) 787-7084

Attn: Senior Vice President & General Counsel

Each such notice, request or other communication shall be given by: (i) hand delivery; (ii) by certified mail; or (iii) nationally recognized courier service. Each such notice, request or communication shall be effective when delivered at the address specified in this Section 6.1 (or in accordance with the latest unrevoked direction from the receiving party).

Section 6.2 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 6.3 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any Governmental Rule or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

Section 6.4 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered by each party to both of the other parties, it being understood that all parties need not sign the same counterpart.

Section 6.5 Entire Agreement; No Third Party Beneficiaries. This Agreement (together with the schedules and exhibits attached hereto) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between or among the parties with respect to the subject matter hereof. Except as specifically provided herein, this Agreement is not intended to confer upon any Person other than the parties any rights or remedies hereunder.

Section 6.6 Governing Law. This Agreement will be deemed to have been made in the State of California and its form, execution, validity, construction and effect will be determined in accordance with the laws of the State of California, without giving effect to the principles of conflicts of law thereof.

Section 6.7 WAIVER OF JURY TRIAL. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY OR THE TRANSACTIONS CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM THEREIN.

Section 6.8 Assignment. No party may assign its rights or obligations under this Agreement without the prior written consent of both of the other parties; provided, however, that, so long as any such successor or assign agrees in writing to be bound by this Agreement, BIIB or GSK may assign its rights and obligations under this Agreement, without the prior written consent of both of the other parties, to an Affiliate or to a successor to the relevant portion of the assigning party’s business by reason of merger, sale of all or substantially all of its assets or securities or any similar transaction. Any permitted assignee shall assume all obligations of its assignor under this Agreement. No assignment shall relieve any party of its responsibility for the performance of any obligation under this Agreement. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective representatives thereunto duly authorized, all as of the Effective Date.

BIOGEN IDEC INC.

By:	/s/ signature illegible
Name:
Title:

CELL THERAPEUTICS, INC.

By:	/s/ James A. Bianco
Name: James A. Bianco
Title:

SMITHKLINE BEECHAM CORPORATION d/b/a/ GLAXOSMITHKLINE

By:	/s/ Donald F. Parman
Name: Donald F. Parman
Title: Vice President & Secretary

GLAXO GROUP LIMITED

By:	/s/ signature illegible
Name:
Title:

9

EXHIBIT A

License Agreement

[attached]

10

SETTLEMENT AND LICENSE AGREEMENT

This Settlement and License Agreement (the “Agreement”) is made and effective as of the 14th day of November, 2002 (the “Effective Date”) between SmithKline Beecham Corporation, f/k/a Glaxo Wellcome, Inc. and/or Burroughs Wellcome Co., having a principal place of business at One Franklin Plaza, Philadelphia, Pennsylvania 19102 and Glaxo Group Limited, 980 Great West Road, Brentford, Middlesex TW8 9GS, United Kingdom (together “LICENSOR”), and IDEC Pharmaceuticals Corporation, having its principal place of business at 3030 Callan Road, San Diego, California 92121 (“IDEC”).

RECITALS

WHEREAS, LICENSOR is the owner of certain patent rights including patents and patent applications relating to antibodies; and

WHEREAS, IDEC has commenced litigation against SmithKlineBeecham Corp., Burroughs Wellcome Co. and Glaxo Wellcome, Inc. in the United States District Court for the Southern District of California, Case No. 01-CV-1638 JM (JAH) (the “Litigation”); and

WHEREAS, the parties wish to resolve their differences and terminate the Litigation;

NOW, THEREFORE, in consideration of the mutual covenants and promises made in this Agreement, and other good and valuable consideration, the sufficiency of which is acknowledged, LICENSOR and IDEC agree as follows:

1.	DEFINITIONS AND INTERPRETATION

Unless otherwise specifically set forth herein, the following terms shall have the following meanings:

1.1	“Affiliate” shall mean any entity that controls, is controlled by or is under common control with IDEC or LICENSOR; and “control” for the purposes of this definition shall mean the possession of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting stock, by contract or otherwise. In the case of a corporation, “control” shall mean the direct or indirect ownership of fifty one percent (51%) or more of the outstanding voting stock or, in the absence of such ownership, the ability to appoint a majority of the board of directors of such corporation.

1.2	“End User” shall mean a person or entity, including, without limitation, a physician, hospital, radiopharmacy, distributor, general medical practice, government health agency or health care insurance company, whose use of a Licensed Product results in its consumption or destruction, loss of activity or loss of value.

1.3	“[***]” shall mean an antibody or portion of such antibody that binds to the [***] antigen and collectively or individually includes unlabeled [***] or radiolabeled [***] or chelate-conjugated [***] or radiolabeled chelate-conjugated [***].

[***]:	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

1.4	“Field of Use” shall mean all human medical applications including diagnosis, imaging, monitoring, treatment or prevention of diseases, disorders, afflictions or conditions.

1.5	“Licensed Patents” shall mean any patents issuing from, or claiming priority to, U.K. Patent Application [***] (The “[***] Patents”) or U.K. Patent Application [***] (The “[***] Patents”) and any divisional, continuation and continuation-in-part applications or reissues, reexaminations, and extensions therefrom, and all United States and other foreign counterparts of such patents and patent applications, including but not limited to those set forth in Schedule A, attached hereto and incorporated herein.

1.6	“Licensed Products” shall mean Zevalin™ and the four IDEC antibody development products identified as [***] and [***], including an antibody product that is the Same Antibody as any one of the four IDEC antibody development products, [***] and [***].

1.7	“Rituxan® ” shall mean the rituximab antibody product currently supplied by Genentech, Inc. or any rituximab derived antibody product directed to the same target protein as rituximab.

[***]:	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

1.8	“Same Antibody” shall mean a monoclonal antibody intended for the same use and indication as another monoclonal antibody, where the only differences in structure between the two antibodies are due to (i) post- translational events or infidelity of translation or transcription, (ii) minor differences in the variable region amino acid sequences including minor differences in the amino acid sequences of the complementarity determining regions or (iii) minor differences in the amino acid sequences of the constant region.

1.9	“Sublicensees” shall mean only those current or future IDEC business partners who have contracted with IDEC in writing (i) to make, have made, use, import, offer to sell or sell the Licensed Products in the Territory or (ii) if the option is exercised pursuant to paragraph 5.2, to make, have made, use, import, offer to sell or sell [***] in the Territory.

1.10	“Substitute Immunoglobulin” shall mean a cytotoxically labeled or unlabeled immunoglobulin, directed to the same target protein as one of Licensed Products or [***] or a portion of such immunoglobulin directed to such target proteins.

1.11	“Territory” shall mean the entire world.

1.12	“Zevalin”TM shall mean, individually and collectively, ibritumomab or radiolabeled ibritumomab or chelate-conjugated ibritumomab or radiolabeled chelate-conjugated ibritumomab.

[***]:	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

2.	LICENSE GRANT AND TERMINATION OF LITIGATION

2.1	Conditioned on payments made by IDEC under Article 3 of this Agreement, LICENSOR hereby grants to IDEC a world-wide, non-exclusive, fully paid-up license, with the right to sublicense only as set forth in paragraph 2.2, under the Licensed Patents for the Term of this Agreement as set forth in Paragraph 7.1, to make, have made, use, import, offer to sell, and sell the Licensed Products for the Field of Use in the Territory.

2.2	Conditioned on payments made by IDEC under Article 3 of this Agreement, IDEC shall have the right to grant sublicenses to Sublicensees to make, have made, use, import, offer to sell and sell the Licensed Products for the Field of Use in the Territory, with such sublicenses to be made pursuant to written agreement between IDEC and such Sublicensee. IDEC will provide notice and a copy of any such sublicense, with financial and other confidential terms not related to the license grant redacted, to LICENSOR within thirty (30) days of the execution of the sublicense. Any attempt by IDEC to grant a sublicense that is not consistent with the terms of this Agreement shall be null, void and of no force or effect without the prior written consent of LICENSOR.

2.3	Promptly after the Effective Date of this Agreement, IDEC shall dismiss all claims made in the Litigation with prejudice, each party to bear its own costs, expenses and attorneys’ fees, by filing an executed Stipulation of Dismissal With Prejudice in the form of Schedule B, attached hereto and incorporated herein.

3.	LICENSE GRANT FEES

3.1	IDEC shall pay LICENSOR a non-refundable license grant fee of [***] US dollars [***] in consideration for the license grant of Article 2 and LICENSOR’S covenants under Article 4 of this Agreement.

3.2	IDEC shall pay the license grant fee set forth in paragraph 3.1 in three equal installments. IDEC shall pay the first installment within thirty (30) days after the Effective Date of this Agreement. IDEC shall pay the second installment within ninety (90) days after payment of the first installment. IDEC shall pay the third installment within ninety (90) days after payment of the second installment.

3.3	IDEC shall make all such license grant fee payments by wire transfer pursuant to instructions previously provided by LICENSOR.

4.	COVENANT NOT TO SUE

4.1

For the Term of this Agreement, LICENSOR shall not sue IDEC, IDEC’s Sublicensees, any IDEC successor in interest to all or substantially all of the assets related to ZevalinTM as determined on a country by country basis, End Users or third party sellers of Zevalin™ for inducement of infringement, contributory infringement and/or direct infringement of the Licensed Patents solely for the use of Rituxan® in conjunction with ZevalinTM to treat patients in the Field of Use. This provision will not apply to Genentech, Inc. if they are a successor in interest to all or part of Zevalin™ assets.

[***]:	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

4.2

Except as set forth in Paragraph 4.1 and Paragraph 5.1, this Agreement does not limit in any way the rights of LICENSOR to enforce the Licensed Patents against any party engaged in the manufacture, sale or importation of Rituxan®, including the right to pursue and collect royalties from Genentech, Inc. (“Genentech”) on all sales of Rituxan®, including sales of Rituxan® for use in conjunction with ZevalinTM in the Field of Use.

4.3

For the Term of this Agreement, LICENSOR shall not sue IDEC, IDEC’s Sublicensees, any IDEC successor in interest to all or substantially all of the assets related to Zevalin™, End Users or third party sellers of ZevalinTM for infringement of those patents, or patent applications that may issue as patents, presently owned or controlled by LICENSOR as of the Effective Date of this Agreement solely for the manufacture, use, sale or offer for sale of Zevalin™ in the Field of Use. Notwithstanding the foregoing, the covenant set forth in this paragraph 4.3: (i) excludes any patents, and patent applications that may issue as patents, pursuant to which SmithKline Beecham Corporation has obtained, or may obtain in the future, certain rights under the Collaboration Agreement dated October 23, 1998 between Coulter Pharmaceutical, Inc. and SmithKline Beecham Corporation, and (ii) does not limit the rights of LICENSOR or IDEC in any way with respect to any patent that has been asserted, or patents referenced in subsection (i) above, that may be asserted in either or both of the civil actions involving Corixa Corporation pending in the Southern District of California, Civil Action Numbers 01-CV-1637IEG and 02-CV-0058IEG or otherwise extend to these actions.

4.4	It is specifically understood by the parties to this Agreement that the covenant not to sue set forth in paragraph 4.3 does not apply to any patent or patent application owned by the [***] Corporation. It is further understood by the parties to this Agreement that the covenant not to sue set forth in paragraph 4.3 does not apply to any patent presently at issue in Civil Action Numbers [***] and [***] pending in the United States District Court for the Southern District of California.

5.	OPTION RIGHTS AND CONTINGENT PAYMENTS

[***]

[***]:	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

5.2	[***] Conditioned on payments made by IDEC under Article 3 of this Agreement, with respect to IDEC’s antibody development product identified as [***], IDEC shall, during the Term of this Agreement have the option to pay LICENSOR either (i) [***] US dollars [***] at any time prior to commencement of Phase III clinical trials for [***] or (ii) [***] US dollars [***] at any time after the commencement of Phase III trials for [***], for a worldwide, fully paid-up license under the Licensed Patents to make, have made, use, import, offer to sell and sell [***] and radiolabeled and/or chelare-conjugated [***], including the right to grant sublicenses as provided in paragraph 2.2 of this Agreement. Any license granted pursuant to this provision shall not be effective until receipt of such payment by LICENSOR and shall not be construed to cover any commercial sales of [***] occurring prior to the license grant. If IDEC exercises the option under this paragraph, such license shall continue for the Term, as set forth in paragraph 7.1 unless earlier terminated by LICENSOR under paragraphs 7.2. For the purposes of this Paragraph “commencement of Phase III clinical trials” shall mean the administration of [***] to a patient in an approved Phase III trial.

[***]:	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

5.3	Radiolabeled and Substitute Immunoglobulins of [***] and [***] and Substitute Immunoglobulins of [***]. Conditioned on payments made by IDEC under Article 3 of this Agreement, with respect to radiolabeled and/or chelate-conjugated and Substitute Immunoglobulins of IDEC’s antibody development products identified as [***], and Substitute Immunoglobulins of [***], during the Term of this Agreement, IDEC shall have the option to pay LICENSOR, for each radiolabeled and/or chelare-conjugated or Substitute Immunoglobulin, either (i) [***] US dollars [***] at any time prior to commencement of Phase III clinical trials for such radiolabeled and/or chelate-conjugated or Substitute Immunoglobulin, or (ii) [***] US dollars [***] after commencement of Phase III trials for such radiolabeled chelate-conjugated or Substitute Immunoglobulin, for a worldwide, fully paid-up license under the Licensed Patents to make, have made, use, import, offer to sell and sell the radiolabeled and/or chelate-conjugated or Substitute Immunoglobulins, including the right to grant sublicenses as provided in paragraph 2.2 of this Agreement. Any license granted pursuant to this provision shall not be effective until receipt of such payment by LICENSOR and shall not be construed to cover any commercial sales of the radiolabeled and/or chelate-conjugated and Substitute Immunoglobulins occurring prior to the license grant. If IDEC exercises the option under this paragraph, such license shall continue for the Term, as set forth in paragraph 7.1 unless earlier terminated by LICENSOR under paragraph 7.2. For the purposes of this Paragraph “commencement of Phase III clinical trials” shall mean the administration of any of the respective products of this Paragraph to a patient in an approved Phase III trial.

[***]:	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

6.	CONFIDENTIALITY

This Agreement, and all of its terms, shall be maintained in confidence by the parties, shall not be used for any purpose other than implementation of and compliance with its terms, and shall be of no force or effect in any other action, matter or proceeding including any litigation involving Rituxan® or ZevalinTM; provided, however, that any party may make any disclosure required by law, including financial or corporate reporting obligations, provided prior written notice of the disclosure is given to the other party with reasonable opportunity to edit or supplement the disclosure. If, in any other litigation, a demand is made of any of the parties of sufficient scope to require disclosure of this Agreement and/or any of its terms, written notice shall be provided to the other party to this Agreement prior to any such disclosure being made, with sufficient time to allow the other party to take any action deemed necessary to protect against unwarranted disclosure. Notwithstanding the foregoing, either party may state that the Litigation between the parties is settled and that IDEC has obtained a License under the Licensed Patents. IDEC may also disclose the terms of this Agreement to i) any current or prospective Sublicensee with redaction of the financial terms; ii) other than Genentech, any current sublicensee who has an obligation to share the costs of this Agreement; or iii) any current or prospective Sublicensee with consent from the LICENSOR, such consent not to be unreasonably withheld. No other press release or public statement regarding the existence of or terms of this Agreement or its underlying transactions shall be issued without the consent and approval of all parties hereto with reasonable opportunity to edit or supplement.

7.	TERM AND TERMINATION

7.1	Term. This Agreement shall come into force as of the Effective Date and shall continue in full force and effect, unless earlier terminated as provided herein, until the expiration of the last to expire of the Licensed Patents.

7.2	Termination for Breach. LICENSOR shall have the right to terminate this Agreement and the licenses granted under Article 2 or Article 5 of this Agreement upon thirty (30) days’ written notice to IDEC for material breach of the payment provision of Articles 3 of this Agreement, provided IDEC has failed to cure such material breach within thirty (30) days of receipt of notice thereof. LICENSOR shall have the right to terminate any unexercised option rights granted under Article 5 of this Agreement upon thirty (30) days’ written notice to IDEC for material breach of the payment provisions of Article 5 of this Agreement, provided IDEC has failed to cure such material breach within thirty (30) days of receipt of notice thereof.

8.	RELEASE AND WAIVER

8.1	Release of IDEC. In consideration of the payments made by IDEC herein, the sufficiency of which is hereby acknowledged, LICENSOR, for itself, its Affiliates and their successors and assigns (collectively, “LICENSOR Releasors”) hereby covenants not to sue and hereby releases and discharges IDEC and its Affiliates and their successors and assigns, separately and collectively, from any and all causes of action, in law or equity, known and unknown, and all suits, debts, accounts, liabilities, claims, demands, damages, losses, costs or expenses, which LICENSOR Releasors now have or hereafter may claim to have relating in any way to allegations of infringement of the Licensed Patents by the Licensed Products through and including the Effective Date (collectively, LICENSOR Claims”). LICENSOR acknowledges that there is a risk that subsequent to the execution of this Agreement it may discover or suffer losses, damages, costs, attorneys’ fees, expenses, or any of these, which are in some way connected with the matters released herein, and which are unknown and unanticipated at the time this Agreement is signed.

Nevertheless, LICENSOR acknowledges that this Agreement has been negotiated and agreed upon in light of that realization and to the extent section 1542 of the Civil Code of the State of California may apply to this Agreement, LICENSOR has been advised by its counsel concerning that section, and expressly waives any right or benefit of that section, which provides as follows:

“A general release does not extend to the claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

LICENSOR represents that it has not heretofore assigned or transferred or purported to assign or transfer to any person or entity any of the LICENSOR Claims or any part of the LICENSOR Claims.

9.	MISCELLANEOUS PROVISIONS

9.1	Headings. The headings of this Agreement are for ease of reference only and are not part of this Agreement for the purposes of construction.

9.2	Schedules and Recitals. The Schedules and Recitals form part of this Agreement and shall have effect as if set out in full in the body of this Agreement, and accordingly, any reference to this Agreement includes the Schedules and Recitals.

9.3	Limitations on Assignments. Neither this Agreement nor any interest hereunder shall be assignable by either party without the written consent of the other; provided, however, that either party may assign this Agreement to any corporation or entity in connection with a merger, consolidation, change in control or in connection with the transfer of substantially all of its assets or, in the case of IDEC, all or substantially all of its assets as determined on a country by country basis, related to individual Licensed Products or [***] as set forth in this Agreement, without obtaining the consent of the other party. Any attempt to assign the rights granted hereunder, other than as provided herein, shall be null, void and of no force or effect without the prior written consent of the other party.

9.4	Jurisdiction and Choice of Laws. LICENSOR and IDEC agree that this Agreement shall be construed under the laws of the State of California.

9.5	Further Acts and Instruments. Each Party hereto agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate to effect the purpose and intent of this Agreement.

9.6	Entire Agreement. This Agreement constitutes and contains the entire agreement of the parties and supersedes any and all prior negotiations, representations, correspondence, understandings and agreements between the parties respecting the subject matter thereof. This Agreement may be amended or modified or one or more provisions thereof waived only by a written instrument signed by the parties.

[***]:	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

9.7	Severability. In the event any one or more of the provisions of this Agreement should for any reason be held by any court or authority having jurisdiction over this Agreement or any of the parties hereto to be invalid, illegal or unenforceable, such provision or provisions shall be validly reformed to as nearly approximate the intent of the parties as possible and if unreformable, the parties shall meet to discuss what steps should be taken to remedy the situation; elsewhere, this Agreement shall not be affected.

9.8	Notice. Any notice, request, approval or other document required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given when delivered in person, transmitted by telex, telecopier, telegraph or deposited in the mail, postage prepaid, for mailing by first class, certified or registered mail, return receipt requested, addressed as follows:

Glaxo Group Limited

980 Great West Road

Brentford, Middlesex

TW8 9GS United Kingdom

Attn: Company Secretary

SmithKlineBeecham Corp. d/b/a GlaxoSmithKline

One Franklin Plaza

Philadelphia, Pennsylvania 19103

U.S.A.

Attn: Corporate Secretary

If to IDEC, addressed to:

IDEC Pharmaceuticals Corporation

3030 Callan Road

San Diego, California 92121

Attn: General Counsel

or to such other address or addresses as may be specified from time to time in a written notice.

9.9	Patent Maintenance. LICENSOR shall maintain all Licensed Patents for the maximum statutory term allowed.

9.10	Force Majeure. LICENSOR and IDEC shall be excused for any failure or delay in performing any of its respective obligations under this Agreement, if such failure or delay is caused by Force Majeure.

9.11	Waiver. The failure of a party to enforce at any time for any period any of the provisions of this Agreement shall not be construed as a waiver of such provisions or the rights of such party thereafter to enforce each such provision.

9.12	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, IDEC and LICENSOR have caused this Settlement and License Agreement to be executed by their duly authorized representatives as of the day and year indicated above.

IDEC PHARMACEUTICALS CORPORATION		SMITHKLINE BEECHAM CORPORATION

By	/s/ William R.Rohn	By	/s/ Donald F. Parman
	William R.Rohn		Donald F. Parman
	President and Chief Operating Officer		Vice President and Secretary

GLAXO GROUP LIMITED

		By	/s/ S. M. Bicknell
S. M. Bicknell Secretary

SCHEDULE A

Patents and Patent Applications

[***]

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

SCHEDULE B

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF CALIFORNIA

IDEC PHARMACEUTICALS, INC., a	)	Civil No. 01CV1638JM(JAH)

Delaware Corporation,	)

	)	STIPULATION OF DISMISSAL
Plaintiff,	)	WITH PREJUDICE

v.	)

)

SMITHKLINE BEECHAM, CORP., a	)

Pennsylvania Corporation, dba,	)

GLAXOSMITHKLINE, GLAXO	)

WELLCOME INC., a North Carolina	)

Corporation, and BURROUGHS	)

WELLCOME COMPANY, a North	)

Carolina Corporation,	)

Defendants.	)

Pursuant to Fed. R. Civ. P. 41(a)(1), Plaintiff, IDEC Pharmaceuticals, Inc. (“IDEC”), and defendants, SmithKline Beecham, Corp., Glaxo Wellcome Inc. and Burroughs Wellcome Company (collectively, “GlaxoSmithKline”), through their undersigned counsel, hereby stipulate to dismissal with prejudice of all of the claims asserted in this action, each party to bear its own costs, expenses and attorneys’ fees. IDEC and GlaxoSmithKline further stipulate and agree that the Court shall retain jurisdiction over this matter for a period of one year following the filing date of this Stipulation of Dismissal with Prejudice.

By:		By
	F. T. Alexandra Mahaney BROBECK, PHLEGER & HARRISON LLP 12390 El Camino Real San Diego, CA 92130		Donald G. Rez Cynthia A. Fissel SULLIVAN, HILL, LEWIN, REZ & ENGEL 550 West C. Street, Suite 1500 San Diego, CA 92101-3540

	James J. Elacqua DEWEY BALLANTINE LLP. 2300 Geng Road Palo Alto, CA 94303		Brian P. Murphy Phillip Canelli MORGAN, LEWIS & BOCKIUS, LLP 101 Park Avenue New York, New York 10178

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